                                                                   EXHIBIT 10.10

                 SOURCE CODE LICENSE AND DEVELOPMENT AGREEMENT


     This Source Code License and Development Agreement ("Agreement") is made and entered into this 20th day of June 1995 ("Effective Date"), by and between MICROSOFT CORPORATION, a Washington corporation, with offices at One Microsoft Way, Redmond, WA 98052-6399 (hereafter "MS"), and VISIGENIC SOFTWARE, INC., a Delaware corporation, having its principal place of business at 951 Mariner's Island Boulevard, Suite 460, San Mateo, CA 94404 (hereafter "COMPANY").

     WHEREAS, the parties have previously entered into a Amended Source Code License Agreement for ODBC Driver Manager and Software Developer's Kit, dated as of October 14, 1994, as amended March 22, 1995 (the "Original Agreement"); and

     WHEREAS, pursuant to the terms of the Original Agreement, MS has previously provided to COMPANY certain source code for COMPANY's use in the design, development and marketing of its software products that support Open Database Connectivity ("ODBC") and cross-platform database connectivity solutions; and

     WHEREAS, the parties wish to define certain development priorities by COMPANY and to establish certain new technology to be developed by COMPANY; and

     WHEREAS, MS wishes to provide COMPANY with certain consideration for COMPANY's development costs related to COMPANY's software development services performed under this Agreement;

NOW, THEREFORE, in consideration of the above and of the following terms and conditions, and of other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS
     -----------

     (a) "Core Components" shall mean certain APIs known as a "driver manager version 2.0" and/or "driver manager version 1.0" in source code form including updates, enhancements, maintenance and any subsequent versions and releases provided by MS from time to time as, when and if available (written to MS' ODBC specifications), which code is or will be developed and owned by MS and more specifically identified on Exhibit A attached hereto and incorporated herein by
                           ---------
reference as though set forth in full.

     (b) "SDK" shall mean certain API technology and development materials known as a Software Development Kit version 2.0 and/or Software Development Kit version 1.0, in source code form, including updates, enhancements, maintenance and

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

any subsequent versions and releases provided by MS from time to time as, when and if available (written to MS' ODBC specifications), which code is or will be developed and owned by MS and more specifically identified on Exhibit A attached
                                                              ---------
hereto and incorporated herein by reference as though set forth in full.

     (c) "Version 1.0 Source Code" shall mean the version 1.0 Core Components and SDK version 1.0 source code, collectively.

     (d) "SOURCE CODE" shall mean the Core Components and SDK source code, collectively.

     (e) "ODBC TEST SUITE" shall mean MS' ODBC Test Suite in source code form, as more fully described in Exhibit B attached hereto and incorporated herein by
                           ---------
this reference as though fully set forth.

     (f) "LICENSED SOFTWARE" in the case of MS, means the SOURCE CODE and the ODBC TEST SUITE, and in the case of COMPANY, means each of the MODIFIED SOURCE CODE, SDK PORT, Mac Ports, Additional Driver(s), and MODIFIED TEST SUITE, whether or not delivered to MS.

2.   TERMINATION OF ORIGINAL AGREEMENT
     ---------------------------------

     The Original Agreement is hereby terminated.

3.   LICENSE GRANTS -- MS TO COMPANY
     -------------------------------

     (a)   SOURCE CODE, DOCUMENTATION AND ODBC TEST SUITE.

          (i) Except as to MS, the Version 1.0 Source Code, and any SOURCE CODE licensees of MS in existence as of October 14, 1994, MS grants to COMPANY an exclusive, non-transferable, non-assignable (subject to Section 18), worldwide, perpetual (subject to Section 19) license to use the SOURCE CODE and any accompanying documentation ("DOCUMENTATION") in any form (including without limitation, binary, source, electronic or printed form whether in whole or in part) in designing, testing and development of COMPANY's product or products, so long as such product or products run only on any operating system or systems not developed and marketed by MS. MS grants to COMPANY the foregoing license rights with respect to the Version 1.0 Source Code on a non-exclusive basis. COMPANY shall have a non-exclusive license to use (as specified above in this subsection) the SOURCE CODE and DOCUMENTATION running on any operating system or systems which are developed and marketed by MS.

          (ii) In addition, except with respect to the Version 1.0 Source Code, MS grants COMPANY a non-transferable, non-assignable (subject to Section
18), worldwide, perpetual (subject to Section 19) exclusive license (including as to MS), to (1) modify and prepare derivative works of the SOURCE CODE and

DOCUMENTATION for the purpose of omitting certain functions or procedures, and/or porting SOURCE CODE to any operating system or systems not developed and marketed by MS ("MODIFIED SOURCE CODE" and "DOCUMENTATION"), so long as the MODIFIED SOURCE CODE and DOCUMENTATION remain compliant with, and are primarily based upon, the ODBC specifications from which it was derived, but not to otherwise modify or supplement the SOURCE CODE, and (2) reproduce, distribute, market and relicense, as part of COMPANY's product or products: (A) MODIFIED SOURCE CODE, (B) object code which is the result of compilation of the MODIFIED SOURCE CODE, and (C) DOCUMENTATION. MS grants to COMPANY the foregoing license rights with respect to the Version 1.0 Source Code on a non-exclusive basis. COMPANY shall have no license to reproduce, distribute, market and relicense the SOURCE CODE, DOCUMENTATION and/or MODIFIED SOURCE CODE running on any operating system or systems which are marketed and developed by MS.

          (iii) In addition, MS grants to COMPANY a nontransferable, non-assignable (subject to Section 18), royalty-free, worldwide, perpetual (subject to Section 19) (1) exclusive license (except as to MS), to use, modify, enhance, port to any hardware platform and network and under any operating system, prepare derivative works and translate, the ODBC TEST SUITE in any form (including without limitation, binary, source, electronic or printed form whether in whole or in part), and (2) exclusive license (including as to MS) to reproduce, distribute, market and relicense the ODBC TEST SUITE or modifications, enhancements, ports, derivative works or translations thereof on any hardware platform and network and under any operating system ("MODIFIED TEST SUITE").

          (iv) MS further grants to COMPANY the right to sublicense all of those rights provided in this Section 3(a). MS does not grant any implied license under any patents, trade secrets, copyright or other proprietary rights held by MS. All rights not expressly granted herein shall be reserved by MS.

          (v) By way of clarification, nothing in this Agreement shall preclude MS from using the SOURCE CODE and DOCUMENTATION, to design, test and develop MS products on any operating system. In addition, nothing in this Agreement shall preclude MS from using the ODBC TEST SUITE to modify, enhance, port, or prepare derivative works and translate the ODBC TEST SUITE to any hardware platform and network under any operating system, in any form (including without limitation binaries, source, electronic or printed form, whether in whole or in part). However, MS shall not have any right to license or distribute all or any part of the SOURCE CODE, DOCUMENTATION, ODBC TEST SUITE or MODIFIED TEST SUITE, or any derivative work thereof, in source or object code form, for use on any operating system not developed and marketed by MS, except as expressly provided in Sections 4(b), (c) and (d). MS shall retain all rights not expressly granted herein to SOURCE CODE and DOCUMENTATION running on operating systems developed and marketed by MS.

     (b)   USE OF COMPANY'S NAME

           MS agrees that COMPANY has the right to use COMPANY's name in all copyright and proprietary rights notices on or in COMPANY products which include or are based on the Core Components, SDK, or the ODBC TEST SUITE. COMPANY agrees that it will not require any licensee of the SOURCE CODE, MODIFIED SOURCE CODE, ODBC TEST SUITES or MODIFIED TEST SUITES (collectively, the "PRODUCTS") to include any COMPANY name, trademark or other reference to COMPANY, other than the copyright and proprietary rights notices, in conjunction with any licensee's distribution of the PRODUCTS or licensee products created using the PRODUCTS.

     (c)  MS "ODBC" TRADEMARK, ARTWORK AND MARKETING LITERATURE

          (i) Subject to COMPANY's compliance with the terms of Section 3(a), MS agrees that COMPANY may use MS' trademark "ODBC" in connection with the distribution, marketing or sublicensing of COMPANY's products, including as incorporated within or as part of the name of any COMPANY products, so long as
(1) the product using the name includes MODIFIED SOURCE CODE, whether or not in compiled form, or the ODBC TEST SUITE, or modifications, enhancements, ports, derivative works or translations thereof, which (2) remains compliant with, and is primarily based on the ODBC specifications from which it was derived and (3) COMPANY provides trademark attribution to MS in the form of (A) use of a "TM" with its first use of the term "ODBC" in each publication where the term appears
(B) inclusion of a footnote acknowledging MS' ownership of the trademark ODBC on all packaging, advertising and other material and (C) COMPANY agrees that it will not seek a registered trademark for the name ODBC.

          (ii) In addition, in the event that MS or any subsidiary or affiliate thereof delivers to COMPANY, in camera-ready or electronic form, any MS icons, logos, and other artwork, as well as data sheets, collateral or other marketing literature, then COMPANY will have the right to (1) modify and prepare derivative works of such artwork and marketing literature (except that no text or logo in which MS claims trademark rights shall be modified or otherwise altered) for the purpose of targeting them toward COMPANY's products on operating systems not developed and marketed by MS ("TARGETED MATERIAL"), and
(2) reproduce and distribute such TARGETED MATERIAL in support of the distribution, marketing and sublicensing of COMPANY's products, subject to COMPANY's compliance with the terms of this Section 3(c).

          (iii) MS further grants to COMPANY the right to sublicense all of those rights provided in this Section 3(c). MS and COMPANY agree that COMPANY has the right to impose reasonable guidelines on its sublicensees' use of the "ODBC" trademark, artwork and marketing literature so sublicensed which shall at a minimum require compliance with the terms of this Section 3(c). COMPANY will exercise reasonable quality control over its sublicensees' conformance with such guidelines.

     (d) The exclusive nature of this Agreement for operating systems not developed and marketed by MS shall apply to any and all foreign language versions or translations of the SOURCE CODE or the ODBC TEST SUITE. In the event that MS or any subsidiary or affiliate thereof delivers a foreign language version or translation of the SOURCE CODE or the ODBC TEST SUITE to COMPANY, then such foreign language version or translation, including any documentation therefor, will be incorporated in the definition of SOURCE CODE under this Agreement and may be distributed by COMPANY on an exclusive basis, subject to the terms and conditions of this Agreement.

4.   LICENSE GRANTS -- COMPANY TO MS
     -------------------------------

     (a) COMPANY will market the MODIFIED SOURCE CODE, MODIFIED TEST SUITE, testing services, ODBC brand name, logo licensing services, interoperability bulletin boards, and other related products and services. MS will provide reasonable cooperation with such marketing activities through endorsements in press releases, speaking engagements, press/analyst interviews, and other activities.

     (b) COMPANY will deliver to MS upon request any port of all or part (including, specifically without limitation, the Mac Ports defined below) of the SDK made by COMPANY to any operating system not developed and marketed by MS ("SDK PORT"). Each SDK PORT shall be delivered by COMPANY in source code form. Effective upon such delivery, COMPANY grants to MS a nonexclusive, non-transferable, non-assignable (subject to Section 18), worldwide, royalty-free, perpetual (subject to Section 19) license to:

          (i) use such SDK PORT internally in designing, testing and development of MS' software for use on such operating system; and

          (ii) reproduce, manufacture, distribute, sell, rent, or lease, and sublicense copies of the binary form of the redistributable files
("Executables") of such SDK PORT, only to be distributed in conjunction with and as a part of the MS software and only for use on such operating system; and

          (iii)  further, solely with respect to the Mac Ports:

                 (A) COMPANY grants to MS the right, solely in conjunction with MS software products targeted for such operating system, to reproduce, manufacture, distribute, sell, rent or lease, and sublicense copies of: (1) the Executables; (2) in source code form, the COMPANY-ported version of the Core

Component SDK Header Files; and (3) in object code form, the COMPANY-ported version of the Core Component Library Files; and

          (B) COMPANY grants to MS the right to license to third parties the right to reproduce, manufacture, distribute, sell, rent or lease, and sublicense copies of the Executables.

     (c) In the event that MS desires to create a port of all or part of the SDK to any operating system not developed and marketed by MS ("TARGET PORT"), and COMPANY has not created or commenced work on the TARGET PORT, then MS shall give COMPANY written notice of MS' desire to create the TARGET PORT. COMPANY shall have a right of first refusal to create the TARGET PORT, and shall have sixty (60) days from MS' notice within which to notify MS in writing of COMPANY's exercise or waiver of its right of first refusal. If COMPANY exercises its right of first refusal, then COMPANY shall promptly commence work on the TARGET PORT and deliver it to MS within a reasonable time as an additional SDK PORT under Section 4(b) of this Agreement. If COMPANY waives its right of first refusal, then COMPANY shall promptly deliver to MS the source code form of the SDK PORT that most closely resembles the TARGET PORT, solely for MS' use in creating such TARGET PORT. Upon completion of the TARGET PORT by MS, the TARGET PORT shall not be considered to be a SDK PORT or otherwise within the scope of the license granted herein from MS to COMPANY, and MS shall have sole rights in such TARGET PORT.

     (d) COMPANY will deliver the MODIFIED TEST SUITE in source code form to MS upon request within a reasonable time after completion. Effective upon such delivery, COMPANY grants to MS a nonexclusive, non-transferable, non-assignable (subject to Section 18), worldwide, royalty-free, perpetual (subject to Section
19) license to use such MODIFIED TEST SUITE internally in designing, testing and development of MS' software for use on such operating system.

     (e) COMPANY hereby grants to MS a non-exclusive, worldwide, royalty-free license to use, reproduce, manufacture, distribute, sell, rent or lease and sublicense copies of Additional Driver(s) solely in conjunction with MS software products, and to license third parties to exercise the foregoing rights, including the right to license the rights of reproduction, manufacture and distribution to further third parties. Merely as example and not as limitation, it shall be considered within the scope of the foregoing license grant that MS may distribute the Additional Driver(s) separate from a MS software product so long as such Additional Driver(s) are distributed by MS for support or maintenance purposes or as necessary between releases of the associated software product and for use by existing MS end-user customers. Otherwise, the Additional Driver(s) may not be distributed by MS on a "stand alone" basis, nor as part of an ODBC Driver pack. Upon installation of such Additional Driver(s) a compliancy check program is executed to ensure a MS product is resident. COMPANY further grants to MS a non-exclusive, worldwide, royalty-free license to modify the Additional Drivers solely for purposes of providing

COMPANY with translated code strings to Additional Drivers for COMPANY's localization of the Additional Drivers.

5.   DELIVERABLES/DELIVERY SCHEDULE
     ------------------------------

     (a)  COMPANY DELIVERABLES
          --------------------

          (i) Port of Core Components to Macintosh Platform by COMPANY. Subject to Section 3, COMPANY shall develop ODBC version 2.10 Core Components running on the following platforms within the stated time frames for each driver type and platform set forth below. All COMPANY deliverables under this Section shall include without limitation, source code (subject to Section 4(b)), executable files, build instructions for an application, and installation instructions for ported Core Components ("Mac Ports"). By way of clarification, for purposes of this Agreement, the Mac Ports shall be deemed a subset of, and included under, the definition of SDK PORT. All final deliverables shall include any tools, in their then current state used during COMPANY's testing; such tools will include without limitation the alpha/beta form of the MS SQL Server driver(s) as developed under an agreement between the parties dated February 10, 1995 ("SQL Agreement").



           Platform                              Delivery Date
           --------                              -------------

           Macintosh 68K beta release            03/31/95
           Power Macintosh beta release          03/31/95
           Macintosh 68K final release           05/31/95
           Power Macintosh final release         05/31/95

          (ii) Oracle 7 Driver for Windows 95 and Windows NT. COMPANY shall develop and deliver an ODBC version 2.5 32-bit driver running on Windows 95 and Windows NT ("Additional Driven") based on the following delivery schedule:

           Release                               Delivery Date
           -------                               -------------

           Beta release                          04/30/95

           Final release                         within one week of
                                                 COMPANY's receipt

                                                 from MS of commercial-
                                                 release version of
                                                 Windows 95*

           Final release (French, German,
           Spanish, Portuguese, Italian)         06/30/95 (tentative**)

           Final release (Swedish, Danish,
           Dutch, Norwegian, Finnish)            07/30/95 (tentative**)

          * Dates subject to MS' timely delivery to COMPANY under Section 5(b)(ii).

          ** Dates subject to MS' deliver to COMPANY of translated code strings as described in Exhibit F, but in any event to be delivered to MS within 30 days of COMPANY'S receipt of translated code strings.

The Additional Drivers shall be localized by COMPANY and MS as described in the attached Exhibit F.
         ---------

     (b)  MS Deliverables.
          ---------------

          (i) MS delivered the then-current versions of the Core Components, SDK and ODBC TEST SUITE to COMPANY upon execution of the Original Agreement, including the then-current work in progress for use on the Apple Macintosh and the Apple PowerMac. MS shall deliver all intermediate releases, major or minor releases, and modified versions of the Core Components and SDK, if any, to COMPANY prior to or simultaneous with making such intermediate releases, major or minor releases, or modified versions available to any third party, provided that the Core Components and SDK remains compliant with, and is primarily based upon, the API portions of the ODBC specifications from which it was derived.

          (ii) For purposes of facilitating COMPANY's performance under Section 5(a)(ii), MS shall also deliver all current beta versions of Windows 95 and Windows NT version 3.51 as well as any interim beta releases prior to and including the commercial release version of such MS products.

6.   MAINTENANCE AND SUPPORT
     -----------------------

     (a) In the event that MS elects, at its sole option, to request technical support from COMPANY for any deliverable provided by COMPANY under this Agreement, MS will pay COMPANY annually an amount equal to 15% of the respective deliverable's license fee, paid upon MS' acceptance of such deliverable for the first year, and on the anniversary of MS' acceptance for subsequent years, for each item for which support is elected. Support will be provided by COMPANY to up to eight named MS contacts during COMPANY's normal business hours of 7:00 a.m. to 6:00 p.m. PST, as follows: (i) unlimited incidences via telephone; (ii) FAX and e-mail support via the Internet. Support will include bug fixes, but not new releases or versions. Except in those cases when MS determines an end-user customer problem is the result of code provided by COMPANY, MS will provide first-line support to its end-user customers, unless otherwise agreed by the parties. If MS determines that the problem is the result of code provided by COMPANY, then first-line support for a limited number of critical end-user customer(s) initially affected by this problem will be handled by COMPANY; subsequent to COMPANY's delivery to MS of a fix for such problem, all further end user support for such problem will be handled by MS. The parties will work together to create an efficient support mechanism and explore options for COMPANY to supply front-line support for such incidences and for other mutually agreed upon deliverables.

     (b) COMPANY hereby grants MS the right to publish, in any form (print, electronic, etc.) tips, tricks, workarounds and other support-related information (such as MS published in our Knowledge Base) on the SDK Ports and the Additional Driver(s).

7.   ACCEPTANCE/TESTING
     ------------------

     (a) Except as otherwise provided for in this Section 7, the licensing party's LICENSED SOFTWARE is deemed accepted by the licensed party upon receipt.

     (b) Any SDK Port that COMPANY agrees to deliver under this Agreement or MS elects to receive, shall be evaluated by MS and accepted if the applicable ODBC TEST SUITES and Acceptance Criteria (as described in the attached
Exhibit C- 1) are passed. MS shall evaluate the Acceptance Criteria test results
- ------------
and shall submit a written acceptance or rejection to COMPANY within fifteen
(15) days after MS' receipt of the applicable SDK PORT. COMPANY shall promptly correct any defects or nonconformities identified by MS and submit the SDK PORT for MS reevaluation and acceptance testing. COMPANY agrees to use commercially reasonable efforts to correct any Priority 1 program errors with in 15 days. For purposes of this Agreement, "Priority 1" shall mean any program error that causes a general protection fault in the end user system or corrupts the end user database. If no notice of rejection or extension of MS review period is given by MS within 15 days of receipt, the SDK Port will be deemed accepted.

     (c) The Additional Driver(s) shall be evaluated by MS and accepted if the Performance Criteria (as described in the attached Exhibit C-2) and Acceptance
                                                   -----------
Criteria (Exhibit C-1) are passed.  MS shall evaluate both the Performance
          -----------
Criteria and Acceptance Criteria test results and shall submit a written acceptance or rejection to COMPANY within fifteen (15) days after MS' receipt of the applicable Additional Driver. COMPANY shall promptly correct any defects or nonconformities identified by MS and submit the Additional Driver for MS reevaluation and acceptance testing. COMPANY agrees to use commercially reasonable efforts to correct any Priority 1 program errors with in 15 days.
For purposes of this Agreement, "Priority 1" shall mean any program error that causes a general protection fault in the end user system or corrupts the end user database. If no notice of rejection or extension of MS review period is given by MS within 15 days of receipt, the SDK Port will be deemed accepted.

     (d) For purposes of this Section 7, MS may provide written notice of acceptance/rejection or extension of review period via electronic mail.

8.   ANNUAL LICENSE FEE AND ROYALTY
     ------------------------------

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

     (a)   Annual Fee.  In consideration for the SOURCE CODE license granted
           ----------
herein, COMPANY shall pay MS Fifty Thousand Dollars ($50,000.00) within ten (10) days of COMPANY's receipt of the SOURCE CODE, and on each year's anniversary thereafter. The ODBC TEST SUITE will be included under this Agreement in partial consideration for such annual fee.

     (b)   Royalty.
           -------

          (i) In addition to the annual license fee described in Section 8(a) above, COMPANY shall pay MS a royalty ("Basic Royalty") which is the higher of Five Thousand Dollars ($5,000.00) or ten percent (10%) of COMPANY'S initial source code license fee for each Entity to which COMPANY licenses one or more copies of all or any part of the MODIFIED SOURCE CODE, except that if COMPANY licenses only the DOCUMENTATION to such Entity, then the Basic Royalty shall be the higher of Three Thousand Dollars ($3,000.00) or ten percent (10%) of COMPANY'S initial source code license fee for such Entity. The Basic Royalty shall be computed on a per Entity basis and not on a per copy basis. For the purposes of this Agreement, an ("Entity") shall include without limitation a sole proprietorship or a partnership, as well as a corporation together with the corporation's parents, subsidiaries, and affiliates which control or are controlled by a majority of the voting power of the corporation.

          (ii) In lieu of such Basic Royalty, COMPANY shall pay MS a royalty of Twenty Thousand Dollars ($20,000.00) for each license granted to an Entity that includes either or both of: (1) a grant of MODIFIED SOURCE CODE that contains the entire SOURCE CODE with no modules, functions or procedures omitted, or (2) the right or option to distribute MODIFIED SOURCE CODE, provided that the grantee does in fact distribute at least one unit of all or any subset of MODIFIED SOURCE CODE that contains Core Components at a minimum. Any Basic Royalty paid by COMPANY as a result of a license to a particular Entity will be credited in full against any initial source code license fee subsequently due for a license to the same Entity. COMPANY will not be obligated to pay any royalty for the deposit of MODIFIED SOURCE CODE into a bona fide escrow account which is not a royalty-bearing event for COMPANY. COMPANY will not be obligated to pay any royalty for distributing any MODIFIED SOURCE CODE which MS otherwise makes available for redistribution in source code form to developers who receive such source code and redistribution rights in MS' ODBC Software Development Kit
(SDK). No royalty will be due for the distribution of all or any part of the ODBC TEST SUITE in any form.

          (iii) Specific examples of the effect of the foregoing royalty provisions are attached as Exhibit D, but any particular example is not intended
                           ---------
to limit the generality of the foregoing.

     (c) COMPANY agrees to make quarterly reports and payments to MS within thirty (30) days after the end of each calendar quarter, and thirty (30) days after termination or expiration for the final full or partial quarter, provide information regarding the number of licensees of each product in which MODIFIED SOURCE CODE is included, and the royalty due, if any, and shall be signed by a duly authorized representative of COMPANY. COMPANY shall submit quarterly reports even if no royalties or other amounts are due for such quarter.

     (d) No royalty shall accrue to MS for copies of a product (1) used by COMPANY solely for testing systems; (2) shipped as replacement copies for copies found to be defective in materials, manufacture, or reproduction; or (3) used for demonstrations to prospective customers.

     (e) During the term of this Agreement, COMPANY agrees to keep all usual and proper records and books of account and all usual and proper entries relating to each product licensed which includes MODIFIED SOURCE CODE.

     (f) MS may cause an audit and/or inspection to be made of the applicable COMPANY records and facilities in order to verify statements issued by COMPANY and COMPANY's compliance with the terms of this Agreement. Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit. Any such audit shall be conducted by an independent certified public accountant selected by MS (other than on a contingent fee basis). Any audit and/or inspection shall be conducted during regular business hours at COMPANY's facilities, with or without notice. COMPANY agrees to provide MS' designated audit or inspection team access to the relevant COMPANY records and facilities. Any such audit shall be paid for by MS.

     (g) Neither the right to examine and audit nor the right to receive an adjustment shall be affected by any statement to the contrary, appearing on checks or otherwise, unless expressly agreed to in writing by the party having such right.

     (h) In the event that MS makes any claim with respect to an audit, upon COMPANY's written request MS will make available to COMPANY the records and reports pertaining to such audit prepared by MS' independent auditor.

9.   DEVELOPMENT FEES -- PAYMENTS BY MS
     ----------------------------------

     (a) In consideration of COMPANY's development and delivery of software, in form and manner as described in Section 5 of this Agreement, MS shall pay COMPANY Three Hundred Seventy-eight Thousand Dollars (US$378,000.00) as follows. The aggregate amount noted above represents the sum of fees for each deliverable component identified in Section 5 (each a "Company Deliverable"), as such fees are defined in the attached Exhibit E.
                            ---------

          (i) upon execution of the Agreement by the parties -- 50% of fee for each Company Deliverable;

          (ii) upon timely delivery of Company Deliverable -- 30% of fee for each Company Deliverable delivered to MS on the dates described in Section 5; and

          (iii) upon MS' acceptance of Company Deliverable -- 20% of fee for each Company Deliverable accepted by MS within the acceptance period described in Section 5.

     (b) COMPANY shall also be eligible for an incentive bonus payment of Forty-two Thousand Dollars (US$42,000.00) in the event that all Company Deliverables are (i) delivered on the delivery dates described in Section 5; and
(ii) are accepted by MS within the acceptance period described in Section 5.

     (c) Except for payment under Section 9(a)(i), payments under this Section 9 are due within 30 days of each delivery under Section 9(a)(ii), and within 30 days of MS' acceptance of each deliverable under Section 9(a)(iii), regardless of the delivery or acceptance status of any other COMPANY deliverable. COMPANY shall submit invoice(s) for all amounts due under this Section.

10.  COPYRIGHT IN DERIVATIVE WORKS
     -----------------------------

     COMPANY will have exclusive ownership of all copyrights in any derivative works created by or for COMPANY based on the Core Components, SDK, or the ODBC TEST SUITE, including without limitation, the right to use COMPANY's copyright notice exclusively in and on any such derivative work. COMPANY is not required to include any MS copyright or proprietary rights notices on or in any such derivative work, other than one MS copyright notice in the source code form of all derivative works derived from the Core Components, SDK, or the ODBC TEST SUITE. However, the documentation of the ODBC API or tools distributed by COMPANY must contain the following: "This book incorporates text which is Copyright 1993 Microsoft Corporation. The text was taken by permission from Microsoft's "Programmer's Reference: Microsoft Open Database Software Development Kit" Version 2.0."

11.  NON-DISCLOSURE AGREEMENT
     ------------------------

     Each party expressly undertakes to retain in confidence all information and know-how transmitted to the other party that the disclosing party has designated as proprietary and/or confidential or that, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary and/or confidential, and will make no use of such information and know-how except under the terms and during the existence of this Agreement. Each party's obligation under this Section 11 with respect to any particular information shall extend to the earlier of such time as the information protected hereby is in the public domain through no fault of COMPANY or ten (10) years following its receipt by COMPANY. Each party's obligations do not apply to information that was in the recipient's rightful possession before receipt from the disclosing party, rightfully received by the recipient from a third party without a duty of confidentiality, independently developed by the recipient, or is disclosed under operation of law.

12.  INDEMNIFICATION
     ---------------

     (a) COMPANY agrees to indemnify and defend MS for any and all claims, lawsuits or damages, including attorney's fees, that MS may suffer as a result of the failure of COMPANY or any recipient of COMPANY's LICENSED SOFTWARE from COMPANY to abide by the terms of this Agreement, or that COMPANY's LICENSED SOFTWARE, independently modified, authored and developed by COMPANY from MS' LICENSED SOFTWARE infringes any copyright, patent, trade secret, mask work, invention or similar intellectual property right of any third party, and any settlements or judgments relating thereto, provided that (i) such claim or lawsuit is not based on an alleged infringement of proprietary rights by MS or MS' unmodified LICENSED SOFTWARE when not used in combination with other software; (ii) MS promptly notifies COMPANY of any such claim or lawsuit in writing; (iii) MS gives COMPANY sole control and authority with respect to the defense or settlement of any such claim or lawsuit; and (iv) MS cooperates with COMPANY in the defense or settlement of such claim or lawsuit, at COMPANY's expense.

     (b) MS will indemnify and defend COMPANY against any claims that MS' LICENSED SOFTWARE within the scope of this Agreement in the form as delivered to COMPANY and used by COMPANY infringes any copyright, patent, trade secret, mask work, invention or similar intellectual property right of any third party, and any settlements or judgments relating thereto, provided that COMPANY (i) promptly notifies MS of any such claim in writing; (ii) gives MS sole control and authority with respect to the defense or settlement of any such claim or action; and (iii) cooperates with MS in the defense or settlement of such claim, at MS' expense.

     (c) The rights and obligations set forth herein constitute each party's sole remedy against the other with respect to an infringement claim as described herein.

     (d) The rights and obligations of the parties under this Section 12 survive any termination or expiration of this Agreement or of any licenses or options granted pursuant to this Agreement.

13.  DISCLAIMER OF WARRANTY
     ----------------------

     (a) THE LICENSING PARTY'S LICENSED SOFTWARE IS PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE LICENSED SOFTWARE OF THE LICENSING PARTY IS ASSUMED BY THE LICENSED PARTY. THE LICENSING PARTY DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF

MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE LICENSING PARTY'S LICENCED SOFTWARE.

     (b) Each party warrants to the other party that it has all necessary rights, power and authority to enter into this Agreement and to grant the rights granted by such party under this Agreement.

14.  LIMITATION OF LIABILITY
     -----------------------

     IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES WHATSOEVER (INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE
LIKE) ARISING OUT OF THIS AGREEMENT EVEN IF ONE PARTY HAS ADVISED THE OTHER OF THE POSSIBILITY OF SUCH DAMAGES. BECAUSE SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY.

15.  GOVERNING LAW: COMPLETE AGREEMENT: SUPERSEDES
     -----------------------------------------------

     This Agreement is governed by the laws of the State of Washington and COMPANY further consents to jurisdiction by the state and federal courts sitting in the State of Washington. This Agreement and accompanying exhibit is the complete agreement between MS and COMPANY regarding the LICENSED SOFTWARE and supersedes any prior agreements between MS and COMPANY relating to the subject matter hereof, including without limitation the prior agreement between the parties dated October 14, 1994, as amended. This Agreement shall not be modified except by a properly executed written agreement.

16.  ATTORNEYS' FEES
     ---------------

     If either MS or COMPANY employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees.

17.  SURVIVAL
     --------

     The provisions of Sections 10, 11, 12, 13, 14, 15, and 19 shall survive termination of this Agreement.

18.  NO ASSIGNMENT
     -------------

     This Agreement and any rights or obligations hereunder shall not be assignable by contract or by operation of law without the prior written consent, not to be unreasonably withheld, of the non-assigning party. In addition, either party may assign this Agreement upon thirty (30) days' prior written notice in connection with a merger, consolidation, reorganization, or sale of substantially all of the assigning party's assets. This Agreement will be binding upon and inure to the benefit of the parties, their successors and permitted assigns.

     In the event that such successor or permitted assignee abandons the marketing and distribution of the MODIFIED SOURCE CODE or the MODIFIED TEST SUITE, then such successor or assignee shall promptly deliver a complete copy of the source code form of the MODIFIED SOURCE CODE or the MODIFIED TEST SUITE, as applicable, to MS. Effective upon such delivery, COMPANY grants to MS a nonexclusive, nontransferable, non-assignable (subject to Section 18), royalty-free, worldwide, perpetual (subject to Section 19) license to (1) use, modify, enhance, port to any hardware platform and network and under any operating system, prepare derivative works and translate, the MODIFIED SOURCE CODE or the MODIFIED TEST SUITE, as applicable, in any form (including without limitation, binary, source, electronic or printed form whether in whole or in part), and (2) reproduce, distribute, market and relicense the MODIFIED SOURCE CODE or MODIFIED TEST SUITE or modifications, enhancements, ports, derivative works or translations thereof on any hardware platform and network and under any operating system.

     In the event of an assignment or attempted assignment by COMPANY not permitted under this Section 18, the SOURCE CODE and the ODBC TEST SUITE licenses shall terminate and all copies of the SOURCE CODE and the ODBC TEST SUITE in COMPANY's possession or control shall be returned to MS within ten (10) days.

19.  TERM AND TERMINATION: OBLIGATIONS ON TERMINATION
     -------------------------------------------------

     (a) This Agreement shall be effective from the date of the last signatory below, and may be terminated without cause by either party upon ninety (90) days prior written notice, except that this Agreement may not be terminated without cause by MS prior to the delivery to COMPANY of the complete ODBC 3.0 version of the SOURCE CODE and the ODBC TEST SUITE. In the event that this Agreement is terminated without cause at any time after such delivery, then COMPANY's rights pertaining to the then-current version of SOURCE CODE, ODBC TEST SUITE, MODIFIED SOURCE CODE and/or MODIFIED TEST SUITE shall survive subject to ongoing payment of the per-Entity royalty, but not the annual fee, and MS' rights pertaining to the then current versions of any SDK Ports and MODIFIED TEST SUITES delivered to it by COMPANY shall survive, but neither party shall have the right to receive updates, enhancements or subsequent releases from the other party.

     (b) MS may at any time convert the exclusive licenses granted herein to non-exclusive licenses pursuant to this section without terminating the Agreement. In the event that MS desires to convert from the exclusive to non-exclusive COMPANY's license under this Agreement for operating systems not developed and marketed by MS, then MS will deliver a written notice to COMPANY specifying the reason(s) for such conversion. If COMPANY has not cured, to MS' sole satisfaction and determined in its sole and exclusive discretion, the reason(s) for MS' desire to convert the exclusive nature of COMPANY's license within thirty (30) days after the delivery of such notice, then MS shall so notify COMPANY in writing at the end of such thirty (30) day period and the exclusive license under this Agreement shall immediately become nonexclusive.

     (c) In the event that a party is in material breach of this Agreement, then the aggrieved party may give written notice to the breaching party of such material breach and of the aggrieved party's intent to terminate the licenses granted to the breaching party under this Agreement. If such material breach is not cured by the breaching party within thirty (30) days of receipt of such written notice, then the licenses granted under this Agreement to the breaching party by the aggrieved party will automatically terminate. Upon such termination, the breaching party shall return all copies of the aggrieved party's LICENSED SOFTWARE in the breaching party's possession or under its control within ten (10) days following the termination date. The breaching party shall provide a declaration signed by an officer of the breaching party attesting that all copies of the LICENSED SOFTWARE have been returned to the aggrieved party. Notwithstanding such termination, the aggrieved party's licenses granted by the breaching party shall remain in full force and effect. All licenses properly granted by the breaching party pursuant to this Agreement prior to such termination shall remain in full force and effect.

     (d) Notwithstanding the foregoing, the licensed party may include any code or corresponding documentation which functionally replaces the LICENSED SOFTWARE in the licensed party's products, provided that such code or corresponding documentation is developed independently by persons who have had no access to the LICENSED SOFTWARE of the licensing party, or a license is independently acquired by the licensed party.

20.  NOTICES
     -------

     Any notice required to be sent under this Agreement will be in writing, effective on receipt by the other party, and will be sent by fax, first-class mail or personal delivery to:

     To MS:         MICROSOFT CORPORATION
                    One Microsoft Way
                    Redmond, WA 98052-6399
                    Fax:  (206) 936-7329

     To COMPANY:    VISIGENIC SOFTWARE, INC.
                    951 Mariner's Island Blvd., Suite 460
                    San Mateo, CA 94404
                    Attention:  President
                    Fax:  (415) 286-2464

     Either party may change its notice address by giving written notice to the other party at the other party's notice address.

21.  WAIVER AND SEVERABILITY
     -----------------------

     The waiver of one breach or default under this Agreement will not constitute the waiver of any subsequent breach or default. Any provision of this Agreement held to be illegal or unenforceable will be deemed amended to conform to applicable laws or regulations, or if it cannot be so amended without materially altering the intention of the parties, it will be stricken and the remainder of this Agreement will continue in full force and effect.

     IN WITNESS WHEREOF, MS and COMPANY have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

MICROSOFT CORPORATION               VISIGENIC SOFTWARE, INC.


- ---------------------------------   ---------------------------------
By                                  By

- ---------------------------------   ---------------------------------
Name (Print)                        Name (Print)

- ---------------------------------   ---------------------------------
Title                               Title

- ---------------------------------   ---------------------------------
Date                                Date

EXHIBITS:
- --------

Exhibit A:     MS Source Code -- Definitions
Exhibit B:     ODBC Test Suite
Exhibit C- 1:  Acceptance Criteria
Exhibit C-2:   Performance Criteria
Exhibit D:     Sample Effects of Royalties
Exhibit E:     Development Fee Schedule
Exhibit F:     Localization -- Additional Driver

                                   EXHIBIT A
                                   ---------

                         MS Source Code -- Definitions

1.   Core Components

     The Core Components are a subset of the SDK containing the following components:

     ODBC Driver Manager (DM)
     ------------------------

     The primary purpose of Driver Manager is to load drivers on behalf of an application. The Driver Manager also performs the following:

          .    Maps data source names to a specific driver
          .    Processes several ODBC initialization calls
          .    Provides entry points to ODBC functions for each driver
          .    Provides parameter validation and sequence validation for ODBC calls

     Cursor Library (Cur Lib)
     ------------------------

     This is a layer that resides between Driver Manager and the driver. It implements block scrollable cursors for any driver that complies with the Level 1 API conformance level.

     SDK Header Files (Headers)
     --------------------------

     The SDK Header Files are those declarations for variables and structures in the "C" language that are provided for the purpose of compiling ODBC applications so that they can access the ODBC API.

     Library Files (Libs)
     --------------------

     These files are linked with applications and drivers in order to use and communicate with Driver Manager and other components. These files are provided for those operating systems that use library files.

These files are provided in addition as Core Components for the Mac Ports

     ODBC Driver Setup Toolkit
     -------------------------

     This is the Macintosh equivalent of the ODBC Driver Setup Toolkit, used to create a driver setup program which can be customized by the developer.

     Installer (Install)
     -------------------

     This is a tool used to install ODBC software components, for example, the Driver Manager, drivers and translators.

2.   SDK

     The SDK is the complete Microsoft ODBC Software Development Kit, as delivered to Visigenic and described in the publication "ODBC 2.0 Programmer's Reference and SDK Guide", published by Microsoft Press, and any accompanying documentation, and successors of these documents.

                                   EXHIBIT B
                                   ---------

                                ODBC Test Suite


This exhibit identifies the ODBC TEST SUITES by specifying their component directories and files, as they existed for version 2.0. Deviations will occur for subsequent releases, but the Test Suites will include all functions below and their successors.

The main directory, test20 (or wherever directory the tests are installed into), contains the following subdirectories:




- -------------------------------------------------------------------------------
Subdirectory                  Contained Files or Subdirectories
- -------------------------------------------------------------------------------
test20                        cursfunc.dll; gator/; gatortst/; gatortst.dll;
                              include/; lib/; odbccurs.dll; tests/
- -------------------------------------------------------------------------------
test20/gator                  odbctest.exe
- -------------------------------------------------------------------------------
test20/gatortst               commtest.obj; commtest.sbr; dllpick.obj;
                              dllpick.sb.; errcheck.obj; errcheck.sbr;
                              gatortst.bsc; gatortst.dll; gatortst.lib;
                              gatortst.mak; gatortst.map; gatortst.obj;
                              gatortst.pdb; gatortst.res; gatortst.sbr;
                              gatortst.vcw; gatortst.wsp; grppick.obj;
                              grppick.sbr; gtrtst32.mak; inhouse.obj;
                              inhouse.sbr; maketbl.obj; maketbl.sbr; msvc.bnd;
                              runtest.obj; runtest.sbr; src/; srcpick.obj;
                              srcpick.sbr; udl.obj; udl.sbr; wnlftptc.log
- -------------------------------------------------------------------------------
test20/gatortst/src           autotest.bmp; autotest.h; bitarray.h; commtest.c;
                              commtest.h; dllpick.c; dllpick.h; errcheck.c;
                              errcheck.sav; gatortst.c; gatortst.def;
                              gatortst.h; gatortst.rc; group.bmp; grppick.c;
                              grppick.h; gtrtst32.def; inhouse.c; inhouse.h;
                              maketbl.c; maketbl.h; maketbl.sav; minus.bmp;
                              plus.bmp; res.h; retail.def; retail32.def;
                              runtest.c; runtest.h; srcpick.c; srcpick.h; tags;
                              testcase.bmp; tests.h; tests.str; udl.c; udl.h;
                              wnlftptc.log
- -------------------------------------------------------------------------------
test20/include                ctl3d.h; odbcinst.h; portable.h; sql.h; sqlext.h;
                              standard.h
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Subdirectory                  Contained Files or Subdirectories
- -------------------------------------------------------------------------------
test20/lib                    lib16/; lib32/
- -------------------------------------------------------------------------------
test20/lib/lib16              ctl3dv2.lib; cursfunc.lib; gatortst.lib;
                              odbc.lib; odbcinst.lib
- -------------------------------------------------------------------------------
test20/lib/lib32              ctl3d32.lib; cursfn32.lib; errc32ut.lib;
                              gtrtst32.lib; odbc32.lib; odbccp32.lib
- -------------------------------------------------------------------------------
test20/tests                  build.exe; build.ini; cursfunc/; debug/;
                              dllstub.c; include/; makefile; makefile.vcw;
                              makefile.ww; msvc.pdb; odbcver/; resource/;
                              setl6.bat; set32.at; set32.bat; src/; tests.mak;
                              tests.vcw; test.wsp
- -------------------------------------------------------------------------------
test20/tests/cursfunc         cmpdata.obj; cmpdata.sbr; cursin32.mak;
                              cursfunc.bsc; cursfunc.dll; cursfunc.lib;
                              cursfunc.mak; cursfunc.obj; cursfunc.pdb;
                              cursfunc.sbr; curslib.obj; curslib.sbr; src/
- -------------------------------------------------------------------------------
test20/tests/cursfunc/src     cmpdata.c; cursfn32.def; cursfunc.c;
                              cursfunc.def; curslib.c
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Subdirectory                  Contained Files or Subdirectories
- -------------------------------------------------------------------------------
test20/tests/debug            alloccon.dll; alloccon.obj; alloccon.res;
                              allocenv.dll; allocenv.obj; allocst.dll;
                              allocst.obj; allocst.res; bindcol.def;
                              bindcol.dll; bindcol.mak; bindcol.obj;
                              bindcol.pdb; bindcol.res; bindcol.sbr;
                              bindcol.vcw; bindcol.wsp; bindcoll.obj;
                              bindcoll.sbr; bindcol2.obj; bindcol2.sbr;
                              bindpara.dll; bindpara.obj; bindpara.res;
                              browscon.dll; browscon.obj; browscon.res;
                              cancel.dll; cancel.obj; cancel.res; colattr.dll;
                              colattr.obj; colattr.res; colpriv.dll;
                              colpriv.obj; colpriv.res; columns.dll;
                              columns.obj; curhandl.dll; curhandl.obj;
                              curhandl.res; curinval.dll; curinval.obj;
                              curinval.res; curlimit.dll; curlimit.obj;
                              curlimit.res; curnativ.dll; curnativ.obj;
                              curnativ.res; cursdel.dll; cursdel.obj;
                              cursdel.res; ursmisc.dll; cursmisc.obj;
                              cursqry.dll; cursqry.obj; cursqry.res;
                              cursquik.dll; cursquik.obj; cursquik.res;
                              curstest.dll; curstest.obj; cursupdt.dll;
                              cursupdt.obj; cursupdt.res; curverfy.dll;
                              curverfy.obj; custom.dll; custom.obj;
                              datasrc.dll; datasrc.obj; datasrc.res;
                              desccol.dll; desccol.obj; desccol.res;
                              descpara.dll; descpara.obj; descpara.res;
                              discon.dll; discon.obj; discon.res; dllstub.obj;
                              drivers.dll; drivers.obj; drivers.res;
                              drvconn.dll; drvconn.obj; drvconn.res; error.dll;
                              error.obj; error.res; execdir.dll; execdir.obj;
                              execdir.res; execute.dll; execute.obj;
                              execute.res; extfetch.dll; extfetch.obj;
                              fetch.dll; fetch.obj; fetch.res; forekeys.dll;
                              forekeys.obj; forekeys.res; freecon.dll;
                              freecon.obj; freecon.res; freeenv.dll;
                              freeenv.obj; freestmt.dll; freestmt.obj;
                              freestmt.res; getcurso.dll; getcurso.obj;
                              getcurso.res; getdata.dll; getdata.obj;
                              getdata.res; getfunct.dll; getfunct.obj;
                              getfunct.res; getinfo.dll; getinfo.obj;
                              getinfo.res; gettype.dll; gettype.obj;
                              gettype.res; moreres.dll; moreres.obj;
                              moreres.res; nativesq.dll; nativesq.obj;
                              nativesq.res; numparam.dll; numparam.obj;
                              numparam.res; numresco.dll; numresco.obj;
                              numresco.res; paramdat.dll; paramdat.obj;
                              paramdat.res; paramopt.dll; paramopt.obj;
                              perform.dll; perform.obj; perform.res;
                              prepare.dll; prepare.obj; prepare.res;
                              primkeys.dll; primkeys.obj; primkeys.res;
                              proccols.dll; proccols.obj; proccols.res;
                              procs.dll; procs.obj; procs.res; rowcount.dll;
                              rowcount.obj; rowcount.res; scalar.dll;
                              scalar.obj; scalar.res; scalarl.obj; scalar2.obj;
                              setconop.dll; setconop.obj; setconop.res;
                              setcurso.dll; setcurso.obj; setcurso.res;
                              setparam.dll; setparam.obj;
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Subdirectory                  Contained Files or Subdirectories
- -------------------------------------------------------------------------------
                              setparam.res; setpos.dll; setpos.obj;
                              setscrol.dll; setscrol.obj; setstopt.dll;
                              setstopt.obj; setstopt.res; speccol.dll;
                              speccol.obj; stat.dll; stat.obj; stat.res;
                              tables.dll; tables.obj; tables.res; tablpriv.dll;
                              tablpriv.obj; tconnect.dll; tconnect.obj;
                              tconnect.res; template.dll; template.obj;
                              template.res; test.dll; test.obj; test.res;
                              transact.dll; transact.obj; transact.res;
                              tstress.dll; tstress.obj; tstress.res;
                              tstressl.obj; ww.rls
- -------------------------------------------------------------------------------
test20/tests/include          alloccon.h; allocst.h; autotest.h; bindcol.h;
                              bindcol.old; bindpara.h; bitarray.h; browscon.h;
                              cancel.h; colattr.h; colpriv.h; commtest.h;
                              ctl3d.h; curhandl.h; curinval.h; curlimit.h;
                              curnativ.h; cursdel.h; curslib.h; cursqry.h;
                              cursquik.h; cursupdt.h; data.h; datasrc.h;
                              debug.h; desccol.h; descpara.h; discon.h;
                              dllpick.h; drivers.h; drvconn.h; error.h;
                              execdir.h; execute.h; fetch.h; forekeys.h;
                              freecon.h; freestmt.h; gatortst.h; getcurso.h;
                              getdata.h; getfunct.h; getinfo.h; gettype.h;
                              grppick.h; inhouse.h; initsz.h; keys.h;
                              maketbl.h; moreres.h; nativesq.h; numparam.h;
                              numresco.h; odbcinst.h; paramdat.h; perform.h;
                              portable.h; prepare.h; primkeys.h; proc.h;
                              proccols.h; procs.h; res.h; rowcount.h;
                              runtest.h; scalar.h; setconop.h; setcurso.h;
                              setparam.h; setstopt.h; sql.h; sqlext.h;
                              srcpick.h; standard.h; stat.h; stats.h; tables.h;
                              tconnect.h; template.h; test.h; tests.h;
                              transact.h; tstress.h; udl.h
- -------------------------------------------------------------------------------
test20/tests/odbcver          check.h; readme.doc; sq110.h; sq120.h;
                              sqlext10.h; sqlext20.h;x100h_10.c;x100h_20.c;
                              x200h_10.c; x200h_20.c
- -------------------------------------------------------------------------------
test20/tests/resource         alloccon.rc; allocst.rc; bindcol.rc; bindpara.rc;
                              browscon.rc; cancel.rc; colattr.rc; colpriv.rc;
                              curhandl.rc; curinval.rc; curlimit.rc;
                              curnativ.rc; cursdel.rc; cursqry.rc; cursquik.rc;
                              cursupdt.rc; datasrc.rc; desccol.rc; descpara.rc;
                              discon.rc; drivers.rc; drvconn.rc; error.rc;
                              execdir.rc; execute.rc; fetch.rc; forekeys.rc;
                              freecon.rc; freestmt.rc; getcurso.rc; getdata.rc;
                              getfunct.rc; getinfo.rc; gettype.rc; moreres.rc;
                              nativesq.rc; numparam.rc; numresco.rc;
                              paramdat.rc; perform.rc; prepare.rc; primkeys.rc;
                              proccols.rc; procs.rc; rowcount.rc; scalar.rc;
                              setconop.rc; setcurso.rc; setparam.rc;
                              setstopt.rc; stat.rc; tables.rc; tconnect.rc;
                              template.rc; test.rc; transact.rc; tstress.rc
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Subdirectory                  Contained Files or Subdirectories
- -------------------------------------------------------------------------------
test20/tests/src              alloccon.c; allocenv.c; allocst.c; bindcol.c;
                              bindcoll.c; bindcol2.c; bindpara.c; browscon.c;
                              cancel.c; cmpdata.c; colattr.c; colpriv.c;
                              columns.c; curhandl.c; curinval.c; curlimit.c;
                              curnativ.c; cursdel.c; cursmisc.c; cursqry.c;
                              cursquik.c; curstest.c; cursupdt.c; curverfy.c;
                              custom.c; datasrc.c; desccol.c; descpara.c;
                              discon.c; drivers.c; drvconn.c; error.c;
                              execdir.c; execute.c; extfetch.c; fetch.c;
                              forekeys.c; freecon.c; freeenv.c; freestmt.c;
                              getcurso.c; getdata.816; getdata.c; getfunct.c;
                              getinfo.c; gettype.c; moreres.c; nativesq.c;
                              numparam.c; numresco.c; paramdat.c; paramopt.c;
                              perform.c; prepare.c; primkeys.c; proccols.c;
                              procs.c; rowcount.c; scalar.c; scalarl.c;
                              scalar2.c; setconop.c; setcurso.c; setparam.c;
                              setpos.c; setscrol.c; setstopt.c; speccol.c;
                              stat.c; tables.c; tablpriv.c; tconnect.c;
                              template.c; test.c; transact.c; tstress.c;
                              tstressl.c
- --------------------------------------------------------------------------------

                                  EXHIBIT C-1
                                  -----------

                              Acceptance Criteria


The components that will be affected by this document are the following:
1.   ODBC Core Components for the 68K Macintosh
2.   ODBC Core Components for the PowerMacintosh
3.   32-bit Oracle 7 ODBC Driver for Windows NT and Windows 95

General Testing Requirements

The following are the general requirements that Microsoft needs to verify COMPANY components.

     Autotest Logs

     Autotest logs must be provided for each milestone release to Microsoft. Logs must be dated and indicate which version of the driver they are from.

     Version Stamps

     All files of all components must contain version stamps. Each new drop of files must increment the version stamp.

Autotest Criteria

The COMPANY components will be verified with the latest version of the ODBC Autotests from Microsoft. The autotest must be run with the following criteria:

1.   No General Protection Faults
2.   All failures must be documented and explained

     No General Protection Faults

     The COMPANY components must run with no General Protection Faults (GPF) in the ODBC Autotests. Should the autotests need to be modified because of an acceptable GPF, that failure must be documented and explained.

     Acceptable Failures

     We recognize that a particular driver may report acceptable failures. These failures may occur due to server or platform specific properties. In such a case, any failures in the ODBC Autotests must be documented and explained. Microsoft reserves the right to request a fix to any failure.

                                  EXHIBIT C-2
                                  -----------

                              Performance Criteria


Performance Criteria for the Visigenic 32-bit Oracle 7 Driver

This document specifies the performance criteria of the Visigenic 32-bit Oracle 7 Driver (Visigenic Driver) for Windows NT and Windows 95. The performance of the Visigenic Driver will be compared to the Intersolv Oracle 7 Driver (Intersolv Driver) using NSTL benchmark tests and Microsoft Visual Basic v. 4.0 Performance tests. Each of the queries will be given a priority -- 1 or 2. Visigenic will seek to meet or beat the Intersolv Driver in all priority 1 queries. In the event that any priority 1 query fails to achieve this objective, the parties will analyze how performance might be improved and/or evaluate whether the performance is acceptable as is. In any event, the Visigenic Driver must be no slower than 10% of the Intersolv Driver in all priority 1 and 2 queries.

A listing of all of the queries and their associated priorities are as follows.


NSTL Benchmark Queries

All of the queries below for the NSTL tests are priority 1.

- -------------------------------------------------------------------------------
   Query                                  SQL
- -------------------------------------------------------------------------------
nstl3a(a)        SELECT luniqld FROM dfile WHERE suniqld='EYFFR03333'
- -------------------------------------------------------------------------------
nstl3b(a)        SELECT luniqld FROM dfile WHERE suniqld='JWKDG06666'
- -------------------------------------------------------------------------------
nstl4(b)         SELECT luniqld FROM dfile WHERE suniqld (greater than)
                 'ELKRO3000' AND SUNIQLD (less than) 'EPHDN03101' order by
                 luniqld
- -------------------------------------------------------------------------------
nstl5(c)         SELECT luniqld FROM efile WHERE shunde= 'AABIK00001'
                 ORDER BY luniqle
- -------------------------------------------------------------------------------
nstl6            SELECT luniqld FROM dfile WHERE sthoud IN ('AAFMO00005',
                 'AAQAG00016', 'AAZJP00025', 'ABKUH00036', 'ABTGQ00045',
                 'ACER100056', 'ACNDR00065', 'ACYOJ00076', 'ADHAS00085',
                 'ADSLK00096')
- -------------------------------------------------------------------------------
nstl7(d)         SELECT shunde, SUM(ionee) FROM efile GROUP BY shunde
                 ORDER BY shunde
- -------------------------------------------------------------------------------
nstl8(e)         SELECT shunda, Sum(ioned) SumOfloned FROM afile A, dfile D
                 WHERE A.suniqla = D.sthoud GROUP BY shunda ORDER BY
                 shunda
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Query                                   SQL
- -------------------------------------------------------------------------------
nstl10(f)        SELECT luniqle, luniqla FROM dfile D, efile E, afile A WHERE
                 A.suniqla = D.suniq2d and D.suniqld = E.suniq2e ORDER BY
                 luniqle
- -------------------------------------------------------------------------------
nstl11(g)        SELECT shunda, Sum(ionee) SumOflonee FROM dfile D, efile E, afile A WHERE A.suniqla = D.suniq2d AND D.suniqld =
                 E.suniq2e GROUP BY shunda ORDER BY shunda
- -------------------------------------------------------------------------------
nstl12(h)        SELECT luniqlb FROM afile A, bfile B., dfile D, efile E WHERE
                 A.suniqla = D.sthoud AND D.suniqld = E.suniq2e AND E.suniqle
                 = B.suniqlb AND A.stwoa = 'AABIK00001' AND D.sthoud (greater than) 'BEVCL00800' ORDER BY luniqlb
- -------------------------------------------------------------------------------
nstl14(i)        SELECT suniq2a, suniq2b FROM afile A, bfile B WHERE
                 A.shunda = B.shundb and A.suniqla (less than) 'AHSAA00200' AND
                 B.suniqlb (less than) 'AHSAA00200'
- -------------------------------------------------------------------------------
browse1          SELECT luniqld FROM dfile ORDER BY suniqld
- -------------------------------------------------------------------------------
browse2          SELECT luniqle FROM efile WHERE suniqle (greater than)
                 'ELKRO3000' AND suniqle (less than) 'EPHDN03101'
- -------------------------------------------------------------------------------
browse3          SELECT luniqld FROM dfile WHERE ((sthoud='AAFMO00005'
                 Or sthoud='AAQAG00016' Or sthoud='AAZJP00025' Or
                 sthoud='ABKUH00036' Or sthoud='ABTGQ00045' Or
                 sthoud='ACER100056' Or sthoud='ACNDR00065' Or
                 sthoud='ACYOJ00076' Or sthoud='ADHAS00085' Or
                 sthoud='ADSLK00096'))
- -------------------------------------------------------------------------------
browse4          SELECT luniqle FROM efile WHERE suniqle LIKE 'BM%'
- -------------------------------------------------------------------------------
browse4a         SELECT luniqle FROM efile WHERE suniqle LIKE 'B%'
- -------------------------------------------------------------------------------
browse5          SELECT shunda, ioned FROM afile A, dfile D WHERE A.suniqla
                 = D.sthoud
- -------------------------------------------------------------------------------
BROWSE6          SELECT shunda, ioned FROM afile A, dfile D WHERE A.suniqla
                 = D.sthoud ORDER BY suniqld
- -------------------------------------------------------------------------------
AGG1             SELECT Sum(ioned) FROM efile
- -------------------------------------------------------------------------------
AGG2             SELECT Sum(ioned) FROM dfile WHERE suniqld (greater than)
                 'ELKRO3000' AND suniqld (less than) 'EPHDN03101 '
- -------------------------------------------------------------------------------
DROPTBL          DROP TABLE tefile
- -------------------------------------------------------------------------------
CRTTBL           CREATE TABLE tefile AS SELECT * FROM EFILE
- -------------------------------------------------------------------------------
CRTIDXIA         CREATE UNIQUE INDEX tefile on tefile(suniq1e)
- -------------------------------------------------------------------------------
CRTIDXIB         CREATE UNIQUE INDEX tefile2 on tefile(suniq2e)
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
 Query                                  SQL
- -------------------------------------------------------------------------------
NSTL15A          UPDATE tefile SET stene = 'AABBCCDDEE' WHERE stene =
                 'AABIK00001'
- -------------------------------------------------------------------------------
NSTL15B          UPDATE tefile SET stene = 'AABIK00001' WHERE stene =
                 'AABBCCDDEE'
- -------------------------------------------------------------------------------
NSTL17           DELETE FROM tefile WHERE stene = 'AAGNP00006'
- -------------------------------------------------------------------------------
DELETE1          DELETE FROM tefile
- -------------------------------------------------------------------------------


Visual Basic v. 4.0 Performance Queries

The Visual Basic 4.0 Performance queries are divided into the Update and Select queries. The following are the requirements for each type of query.

Update Queries

There are 1000 update queries. These queries are listed in the UQUERIES.TXT document. All of these queries are Priority 1.

Select Queries

The table below details the queries and priorities of each of the Select queries.

================================================================================
  Query             SQL
                                                      #Result  Num/Type
                                                        Rows   Cols.    Priority
- --------------------------------------------------------------------------------
agg1      SELECT sum(ionee) FROM efile                1         int        1
- --------------------------------------------------------------------------------
agg2      SELECT sum(ionee) FROM dfile WHERE          1         int        2
          suniq1d"greater than" 'ELKRO3000' and
          suniqld "less than"'EPHDN03101'
- --------------------------------------------------------------------------------
browse1   SELECT luniqld FROM dfile ORDER             10000     String     1
          BY suniqld
- -------------------------------------------------------------------------------
browse2   SELECT luniqle FROM efile WHERE suniqle     100       String     2
          "greater than" 'ELKRO3000' and suniqle
          "less than"'EPHDN03101'
- -------------------------------------------------------------------------------
browse3   SELECT luniqld FROM dfile WHERE sthoud =    100       String     2
          'AAFMO00005' OR sthoud = 'AAQAG00016'
          OR sthoud = 'AAZJP00025'OR sthoud =
          'ABKUH00036' OR sthoud ='ABTGQ00045'
          OR sthoud ='ACERI00056' OR sthoud =
          'ACNDR00065' OR sthoud ='ACYOJ00076' OR
          sthoud = 'ADHAS00085'0
- -------------------------------------------------------------------------------
browse4   SELECT luniqle FROM efile WHERE suniqle     26        String     1
          LIKE 'BM%'
- -------------------------------------------------------------------------------

================================================================================
  Query             SQL
                                                  #Result  Num/Type
                                                    Rows   Cols.        Priority
- --------------------------------------------------------------------------------
browse4a  SELECT luniqle FROM efile WHERE suniqle  676      String          2
          LIKE 'B%'
- --------------------------------------------------------------------------------
browse5   SELECT shunda,ioned FROM afile A,        10000    String, Int     2
          dfile D WHERE .suniqla = D.sthoud
- --------------------------------------------------------------------------------
browse6   SELECT shunda, ioned FROM afile          10000    String, Int     2
          A, dfile D WHERE A.suniqla = D.
          sthoud ORDER BY D.suniqld
- --------------------------------------------------------------------------------
nstl10    SELECT luniqle, luhiqla FROM             1000     String,         2
          (afire AS A INNER JOIN dfile                      String
          AS D ON suniqla = suniq2d) INNER
          JOIN efile AS E ON suniqld =
          suniq2e ORDER BY luniqle
- --------------------------------------------------------------------------------
nstl11    SELECT shunda, sum(ionee) AS             100      String, Int     1
          SumOfIonee FROM (afire AS A
          INNER JOIN dfile AS D ON suniqla =
          suniq2d) INNER JOIN efile AS E
          ON suniqld = suniq2e GROUP BY shunda
          ORDER BY shunda
- --------------------------------------------------------------------------------
nstl12    SELECT luniqlb FROM ((afile AS A         101      Int              1
          INNER JOIN dfile AS D ON suniqla =
          sthoud) INNER JOIN efile AS E ON
          suniqld = suniq2e) INNER JOIN bfile
          AS B ON suniqle = suniqlb WHERE
          stwoa = "AABIK00001 " and sthoud
          "greater than" "BEVCL00800"
          ORDER BY luniqlb
- --------------------------------------------------------------------------------
nstl14    SELECT suniq2a, suniq2b FROM             400      String, Int      2
          afile A, bfile B WHERE A.shunda =
          B.shundb AND A.suniqla "less than"
          "AHSAA00200" and B.suniqlb "less than"
          "AHSAA00200"
- --------------------------------------------------------------------------------
nst13a    SELECT luniqld FROM dfile WHERE          1        String           2
          suniqld = 'EYFFR03333'
- --------------------------------------------------------------------------------
nst13b    SELECT luniqld FROM dfile WHERE          1        String           2
          suniqld = 'JWKDG06666'
- --------------------------------------------------------------------------------
nst14     SELECT luniqld FROM dfile WHERE          100      String           1
          suniqld "greater than" 'ELKRO3000' and
          suniqld "less than" 'EPHDN03101' ORDER
          BY luniqld
- --------------------------------------------------------------------------------
nst15     SELECT luniqle FROM efile WHERE          100      String           1
          shunde = 'AABIK00001' ORDER BY luniqle
- --------------------------------------------------------------------------------
nst16     SELECT luniqld FROM dfile WHERE          100      String           1
          sthoud IN ('AAFMO00005', 'AAQAG00016',
          'AAZJP00025', 'ABKUH00036',
          'ABTGQ00045', 'ACER100056',
          'ACNDR00065', 'ACYOJ00076',
          'ADHAS00085', 'ADSLK00096')
- --------------------------------------------------------------------------------

================================================================================
  Query             SQL
                                                  #Result  Num/Type
                                                    Rows   Cols.       Priority
- --------------------------------------------------------------------------------
nst17     SELECT shunde, sum(ionee) FROM            100    String, Int     1
          efile GROUP BY shunde ORDER BY
          shunde
- -------------------------------------------------------------------------------
nst18     SELECT shunda, sum(ioned)                 100    String, Int     1
          SumOfloned FROM afile A, dfile D
          WHERE A.suniqla = D.sthoud GROUP BY
          A.shunda ORDER BY A.shunda
================================================================================

                                   EXHIBIT D
                                   ---------

                          Sample Effects of Royalties


Event 1.   Visigenic grants Customer A license to use part but not all SOURCE
- -------
CODE, including the Core Components, but not the SDK and the Documentation.

Effect 1.  Visigenic owes Microsoft the higher of $5,000 or 10% of Visigenic
- --------
initial source code license fee. For the 10% of revenue to be relevant, a single entity SOURCE CODE license would have to be sold by Visigenic for more than $50,000 to that single entity for that in-house use source license. This is unlikely. Even if fees charged by Visigenic are annual, or any other period, or contain subsequent maintenance fees, training or consulting fees, all such payments beyond the initial license fee are irrelevant with regard to the 10% test. For this exercise, we will assume that the relevant payment is $5,000.

Event 2.   Visigenic grants Customer B a license to use all of the SOURCE CODE,
- -------
but not distribute it.

Effect 2.  Visigenic owes Microsoft $20,000.
- --------

Event 3.   Visigenic expands the rights of Customer A to include the SDK,
- -------
thereby licensing all of the SOURCE CODE .

Effect 3.  Visigenic owes Microsoft $15,000, not $20,000, because $5,000 of the
- --------
$20,000 that was due as a result of Effect 2 was paid in Effect 1.

Event 4.   Visigenic expands the rights of Customer A to include the right to
- -------
distribute the SOURCE CODE.

Effect 4.  Visigenic owes Microsoft nothing because the $20,000 per Entity has
- --------
already been paid.

Event 5.   Visigenic licenses Customer C just the rights to print the
- -------
documentation, but not rights to the SOURCE CODE.

Effect 5.  Visigenic owes Microsoft $3,000.
- --------

Event 6.   Visigenic licenses Customer C the source code to just the Core
- -------
Components.

Effect 6.  Visigenic owes Microsoft $2,000, because $3,000 of the $5,000 that
- --------
would have been due for licensing the Core Components was already paid in Effect 5.

Event 7.   Visigenic grants Customer C the right to distribute source code to
- -------
just Core Components.

Effect 7.  Visigenic owes Microsoft $15,000, because $5,000 total has already
- --------
been paid with Effect 5 and Effect 6.

Event 8.   Visigenic grants Customer D a license to the source code of only the
- -------
Core Components (but not the SDK). Customer D ports Core Components to 8 machines running different versions of the UNIX Operating System, as well as a port to OS/2.

Effect 8.  Visigenic owes Microsoft $5,000 for licensing the source code of Core
- --------
Components to a customer. How many ports, how many copies are used by that customer or what operating systems ported to is not relevant to the royalty owed to Microsoft.

Event 9.   Visigenic grants Customer D the right to distribute the Core
- -------
Components in source code form.

Effect 9.  Visigenic owes Microsoft an additional $15,000.
- --------

Event 10.  Customer D grants to Customer E the right to use the Core Components
- --------
in source code form, but not redistribute it.

Effect 10. Visigenic owes Microsoft an additional $5,000, because another
- ---------
entity (Customer E) was granted the right to use source code, for the Core Components.

Event 11.  Customer D grants Customer F the right to distribute source code for
- --------
the Core Components.

Effect 11. Visigenic owes Microsoft $20,000.
- ---------

Event 12.  Customer F sells 5 more copies of SOURCE CODE to Core Components, 3
- --------
to Customers F, G and H, and 2 to Customer I.

Effect 12. Visigenic owes Microsoft $20,000, because four new entities received
- ---------
SOURCE CODE to Core Components. The fact that Customer I received two copies is irrelevant.

                                   EXHIBIT E
                                   ---------

                            Development Fee Schedule


 .    Port of Core Components to Macintosh Platform


     Macintosh 68k
     -------------
     Beta Release    $90,000
     Final Release   $45,000

     PowerMac
     --------
     Beta Release    $45,000
     Final Release   $36,000

     Oracle 7 Driver ("Additional Driver")

     Beta Release    $67,500
     Final Release   $22,500
     Localization    $7,200 for each driver for 10 languages - total $72,000

Grand Total: $378,000

                                   EXHIBIT F
                                   ---------

                      Localization -- Additional Driver(s)


Localization:

COMPANY and MS will work together to localize the Additional Driver(s) into 10 additional languages as follows: (i) COMPANY will hand off the localizable DLL to MS; (ii) MS will determine list of strings to translate and request verification from COMPANY; (iii) once verified, MS will translate strings and hand off new DLL to COMPANY; (iv) COMPANY will then run the Additional Driver through all the acceptance tests in Exhibits C-1 and C-2 and send final deliverables for that version of the driver to MS.

                             MICROSOFT CORPORATION
           AMENDMENT TO SOURCE CODE LICENSE AND DEVELOPMENT AGREEMENT


     This Agreement ("Amendment") is entered into by and between MICROSOFT CORPORATION ("MS") and VISIGENIC SOFTWARE, INC. ("COMPANY") as of December 14, 1995.

     WHEREAS, on June 20, 1995 the parties entered into a certain Source Code License and Development Agreement (the "Agreement") pursuant to which MS has previously provided to COMPANY certain source code for COMPANY's use in the design, development and marketing of its software products that support Open Database Connectivity ("ODBC") and cross-platform database connectivity solutions; and

     WHEREAS, the parties wish to establish certain new technology to be developed by COMPANY; and

     WHEREAS, MS wishes to provide COMPANY with certain consideration for COMPANY's development costs related to COMPANY's software development services performed under this Amendment;

NOW, THEREFORE, in consideration of the above and of the following terms and conditions, and of other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agrees as follows:

1.   DELIVERABLES/DELIVERY SCHEDULE
     ------------------------------

     Section 5(a) of the Agreement shall be amended by adding the following deliverables and delivery schedule.

           (iii) Oracle 7 Driver for Windows 95 and Windows NT.  COMPANY
                 ---------------------------------------------
shall develop and deliver an enhanced ODBC version 2.5 32-bit driver running on Windows 95 and Windows NT ("Enhanced 2.5 Additional Driver(s)") based on the following delivery schedule:

        Release                                   Delivery Date
        -------                                   -------------
        Beta release                                 01/08/96
        Final release                                01/15/96
        First 5 languages                            02/09/96*
        (French, German, Spanish
        Portuguese, Italian)

        Release                                   Delivery Date
        -------                                   -------------
        Second 5 languages                           03/08/96*
        (Swedish, Danish, Dutch,
        Norwegian, Finnish)

        * Dates subject to MS' delivery to COMPANY of translated code strings as described in Exhibit F of the Agreement, but in any event to be delivered to MS within 30 days of COMPANY's receipt of translated code strings.


     The specifications for the work shall be described in Attachment 1 of this
                                                           ------------
Amendment. The Additional Drivers shall be localized by COMPANY and MS as described in Exhibit F of the Agreement.
             ---------

2.   DEVELOPMENT FEES -- PAYMENTS BY MS
     ----------------------------------

     Section 9 of the Agreement shall be amended by inserting the following:

     (d) In consideration of COMPANY's development and delivery of software, in form and manner as described in Section 5(a)(iii) of this Agreement, MS shall pay COMPANY Sixty Five Thousand Dollars ($65,000.00) which represents the sum of fees for the Enhanced 2.5 Additional Driver(s), upon MS' acceptance of the Enhanced 2.5 Additional Driver(s), and the sum of Ten Thousand Dollars ($10,000.00) upon MS' acceptance of Visigenic's test results for the translated language Enhanced 2.5 Additional Drivers ($1,000 per language).

     (b) Payments under this Section 9(d) are due within 30 days of MS' acceptance of the Enhanced 2.5 Additional Driver(s). COMPANY shall submit invoice(s) for all amounts due under this Subsection.

3.   Exhibit F shall be amended by inserting "and Enhanced 2.5 Additional
     ---------
Driver(s)".

4. This Amendment shall amend, modify and supersede, to the extent of any inconsistencies, the above mentioned provisions of the Agreement. Except as expressly affected by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date set forth above. All signed copies of this Amendment to the Agreement shall be deemed originals. This Amendment does not constitute an offer by MS. This Amendment shall be effective upon execution on behalf of COMPANY and MS by their duly authorized representatives.

MICROSOFT CORPORATION                  VISIGENIC SOFTWARE, INC.


- -----------------------------          -----------------------------
(Sign)                                 (Sign)


- -----------------------------          -----------------------------
Name (Print)                           Name (Print)


- -----------------------------          -----------------------------
Title                                  Title


- -----------------------------          -----------------------------
Date                                   Date

                                  ATTACHMENT 1


                             Proposal to Microsoft
                   to Add SQLExtendedFetch and Other Features
                               to Oracle7 Driver


          Visigenic will provide to Microsoft on ODBC 2.5 Oracle7 driver that contains an implementation of SQLExtendedFetch and other significant enhancements as follows:

          This deliverable will be based on the latest Visigenic Oracle driver release 1.1 and will be fully tested by Visigenic using the "Test30" ODBC 2.5 Test Suites exactly as already received from Microsoft. It is agreed that Visigenic will not be running the RJET tests against the driver.

1.   SQLExtendedFetch Enhancement

     Visigenic proposes to extend the functionality of the Oracle7 ODBC Driver currently provided to Microsoft to include support for "Extended Fetch" capability. The features supported, along with the additional changes required to support ancillary API calls affected by the changes, are described below.

     SQLExtendedFetch

     The options which will be supported include:

     fFetchType     Relative Positioning Options Supported:
                    SQL_FETCH_NEXT
                    SQL_FETCH_PRIOR
                    SQL_FETCH_RELATIVE

                    Absolute Positioning Options Supported:
                    SQL_FETCH_FIRST
                    SQL_FETCH_LAST
                    SQL_FETCH_ABSOLUTE

                    Option NOT supported:
                    SQL_FETCH_BOOKMARK

Other Affected Functions

SQLGetInfo

The driver will return "N" for the SQL_ROW_UPDATES option to applications calling SQLGetInfo. This reflects the fact that the Oracle Driver will be unable to support the rgfRowStatus indicator in the SQLExtendedFetch API call.

SQLSetPos

All applicable functionality for this API call will be enhanced to work with the SQLExtendedFetch requirements not currently supported. This work will include SQL_POSITION, SQL_REFRESH, SQL_UPDATE and SQL_DELETE.

SQLSetScroll Options

The options which will be supported include:

fCurrency      SQL_CUR_ROWVER
               SQL_READ_ONLY

crowKeyset     SQL_SCROLL_KEYSET_DRIVER

crowRowset     This value will be utilized in the SQLExtendedFetch retrievals.

SQLSSetStmtOptions

The following fOptions will be enabled for use with the SQJ-ExtendedFetch API call.

fOptions                      Value
SQL_BIND_TYPE        SQL_BIND_BY_COLUMN
SQL_CURSOR_TYPE      SQL_CURSOR_KEYSET_DRIVEN
SQL_KEYSET_SIZE      <32-bit-integer-value>
SQL_ROWSET_SIZE      <32-bit-integer-value>
SQL_RETRIEVE_DATA    SQI_RD_ON
SQL_CONCURRENCY      SQL_CONCUR_ROWVER
SQL_USE_BOOKMARKS    SQL_UB_OFF

2.   Improved Performance for SQLColumns Function

     Currently the SQLColumns function correctly treats Oracle synonyms as tables and returns the column names for synonyms as well as tables. The

     SQLColumns function also returns any Oracle comments about the columns that exist in the database. In order to retrieve synonym column names and comments, the driver uses a multitable join that results in slower retrieval of the column information that it would if synonyms and comments were ignored.

     Visigenic proposes to add two check boxes to the setup dialogue box labeled "SQLColumns Synonyms" and "SQLColumns Comments." In the default state these check boxes would be deselected. If SQLColumns Synonyms is deselected, then SQL Columns Comments is automatically deselected and disabled. If the user or system administrator selects a combination of check boxes, then upon completion of setup the corresponding combination of flags will be set in ODBC.INI. When invoked, the SQLColumns function will read the appropriate flags in the ODBC.INI file to determine whether or not it should create a query to return synonym column names or comments.

3.   Support of Stored Procedures

     Microsoft has requested that Visigenic implement stored procedure support to the extent that it is implemented in Microsoft's 16-bit ODBC 2.0 driver supplied by PageAhead. Since neither Microsoft nor Visigenic has a specification for this driver, Visigenic has made an investigation of the PageAhead driver using ODBC Test and other tools to try to determine its level of stored procedure support. We have determined that it supports the following features.

     .    ODBC Call Syntax
            (--(*vendor (Microsoft), product (ODBC)
               ([?=] call procedure-name ([parameter] [,(parameter)] ...)]") --

     .    in/out parameters for procedures
            (i.e., SQL_PARAM_INPUT, SQL_PARAM_INPUT_OUTPUT and SQL_PARAM_OUTPUT in SQLBindParameter)

     .    SQL Procedure
            returns the list of procedure names stored in a specific date source

     .    SQLProcedureColumns
            returns the list of input and output parameters

     .    SQLDescribeParam is not supported.

     After development, Visigenic will apply the Test30 suites and a limited number of manually generated tests of the stored procedure functionality. However, application testing by Microsoft, particularly using ported 16-bit applications that previously relied upon stored procedures using the PageAhead driver, would be the best test of completeness of functionality. This could be accomplished during alpha testing.

4.   Mapping of "Integer" Datatype

     Oracle converts the ANSI "INTEGER" datatype into the Oracle datatype NUMBER(38,0). While INTEGER is not a valid ODBC datatype, several applications assume that the INTEGER datatype is passed through to the Oracle database. Consequently, the Oracle driver will map the Oracle INTEGER type to ODBC SQL_DECIMAL.

5.   Eliminating the 64K Blob Size Limit

     Currently the Oracle driver supports Blobs (Oracle RAW and LONG RAW) only to 64K long. The Oracle driver will be modified to map the ODBC SQL_C_BINARY and SQL_C_CHAR datatypes of up to 2"-5 in length to Oracle RAW and LONG RAW datatypes. We are not proposing to change or add any other additional data type conversion at this time.

6.   Integration and Testing with Oracle7 Networking Components for Windows 95

     Visigenic will integrate and test the driver with Beta Oracle7 networking components for Windows 95. The driver may need to be separately linked with the Oracle7 networking components for Windows NT and for Windows 95. This may mean that Microsoft will receive two versions of the driver, one for Windows NT and the other for Windows 95. Microsoft's installation program will need to determine which driver is appropriate. In the event that Oracle has shipped a general release version of the networking components for Windows 95 by December 1, 1995, then the Oracle7 driver will be tested with the general release version.